Exhibit 99.1

Angiomax® growth in U.S. Solid hospital demand and firm sales in late summer 0 1,000 0 Estimated hospital buy-in 19 23 21 Business days $5,143 $4,952 $4,672 Average unit price (8% price increase from August 15th) - 4,891 4,281 Estimated hospital use - 5,891 4,281 Angiomax units sold (box of 10 vials) September August July 2007

No decreased cardiac output No direct effect on heart rate Organ-independent clearance Arterial selective Rapid onset & offset (t1/2) 48 sec Cleviprex™ Differentiated versus currently used products in medical emergency and major surgery SNP (sodium nitroprusside, Nitropress®, Nipride® injection) product information; LAB (labetalol, Normodyne®, Trandate® injection) product information; CLE (CleviprexTM, MDCO data on file) 2 min 3 min CLE SNP NTG LAB 5.5 hr